UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 11, 2003
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

Delaware                                                        41-0417775
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

3M Center                                                       55144-1000
St. Paul, Minnesota                                             (Zip Code)
                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110



ITEM 5. OTHER EVENTS.

     1. On August 11, 2003, the Board of Directors of 3M Company ("Company") declared a two-for-one stock split ("Stock Split") of the issued shares of common stock having a par value of $0.01 per share ("Common Stock"). The Stock Split will be in the form of a stock dividend of one additional share for each share owned by shareholders of record and each share held in treasury as of the close of business on September 22, 2003 and will be distributed to such holders on September 29, 2003.

          The Board of Directors also declared a cash dividend on the pre-split shares of $0.66 per share, payable on September 12, 2003 to the holders of record of shares of Common Stock as of the close of business on August 22, 2003.
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     2.   Pursuant to Rule 416 of the Securities Act of 1933, as amended, effective on the September 22, 2003 record date for the Stock Split, all effective registration statements of Common Stock shall be deemed to cover the additional securities resulting from the Stock Split. The following are among the registration statements covered by Rule 416:
          Registration Nos. 333-103234, 333-98163, 333-49830, 333-42660,
          333-101751, 333-101727, 333-44692, 333-44760, 333-30691, 333-30689,
          333-26957, 33-58767, and 33-49842.

     3. The Company also indicated in the press release that the third quarter of 2003 earnings per share, scheduled to be announced on October 20, 2003, will be reported on a split-adjusted basis. Reflecting the Stock Split, the Company's previously announced third quarter earnings outlook of $1.56 to $1.60 per share will now be $0.78 to $0.80 per share. Accordingly, the Company's previously stated earnings expectation for full-year 2003 of $5.75 to $5.90 per share on a reported basis will now be $2.88 to $2.95 per share. Excluding special items (a), 2003 earnings expectations of $5.90 to $6.05 per share will now be $2.95 to $3.02 per share, again reflecting the Stock Split.

               (a) As previously announced by 3M on March 26, 2003, a court issued an adverse ruling associated with a lawsuit filed against 3M in 1997 by LePage's Inc. During the first quarter of 2003, 3M recorded pretax charges of $93 million ($58 million after-tax) related to this proceeding.

     4. In addition to disclosing results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), the Company also discloses non-GAAP results that exclude special items. The Company has provided reconciliations of its disclosed non-GAAP financial reporting to the most comparable GAAP reporting. The Company believes that discussion of results excluding special items provides a useful analysis of ongoing operating trends. Earnings per share and other amounts before special items are not measures recognized under U.S. generally accepted accounting principles. The determination of special items may not be comparable to similarly titled measures used by other companies.

     5. A copy of the News Release issued by the Company on August 11, 2003, is attached as Exhibit (99) and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.
         (99) 3M News Release dated August 11, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              3M COMPANY

                                              By: /s/ Gregg M. Larson
                                                  -------------------
                                                      Gregg M. Larson,
                                                      Secretary

Dated: August 13, 2003


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EXHIBIT INDEX

                  Description                      Method of Filing

(99) 3M News Release dated August 11, 2003         Filed herewith electronically